UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2006

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

8725 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment”) to the Registrant’s Current Report on Form 8-K is being filed to correct an error in the transmission of the Form 8-K filed on September 11, 2006, whereby the signature page of the report was not properly included with the report. No other information or amounts are amended hereby.  This Amendment is intended to amend and replace the aforementioned Form 8-K filing in its entirety.

Item 7.01 Regulation FD Disclosure

In meetings with investors and analysts on September 11, 2006, WellCare management will be confirming the Company's previous statements regarding guidance, highlighting that the Company is comfortable with its previously communicated guidance of earnings per share in the range of $2.85 to $2.90 for calendar year 2006. In addition, the Company will be highlighting for investors the successful launch of its Georgia health plan, the continued success of its national Medicare prescription drug plan and the Company's confidence in the fundamentals supporting its operations.

The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This release contains “forward-looking” statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions, including statements related to the Registrant’s expected 2006 financial results, are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Registrant’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. Additional information concerning these and other important risks and uncertainties can be found under the captions “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in the Registrant’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission on February 14, 2006, which contains discussions of the Registrant’s business and the various factors that may affect it.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2006	WELLCARE HEALTH PLANS, INC. /s/ Todd S. Farha Todd S. Farha President and Chief Executive Officer